UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2005

ALLIANCE ONE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-13684	54-1746567
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

512 Bridge Street, Danville, Virginia 24541

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (434) 792-7511

(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On July 8, 2005, Alliance One International, Inc. issued a press release announcing the completion of the previously announced full redemption of its issued and outstanding 6 1/4% Convertible Subordinated Debentures due March 31, 2007. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description
99.1	Alliance One International, Inc. press release, issued on July 8, 2005, announcing the full redemption of its issued and outstanding 6 1/4% Convertible Subordinated Debentures due March 31, 2007.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIMON INCORPORATED
(Registrant)

Date: July 8, 2005	BY:	/s/ James A. Cooley
James A. Cooley
Executive Vice President - Chief Financial Officer

3

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Alliance One International, Inc. press release, issued on July 8, 2005, announcing the full redemption of its issued and outstanding 6 1/4% Convertible Subordinated Debentures due March 31, 2007.

4